Table of Contents
                  USAA Family of Funds                       1
                  Message from the President                 2
                  Investment Review:
                    California Bond Fund                     4
                    California Money Market Fund             8
                  Shareholder Voting Results                11
                  Financial Information:
                    Statements of Assets and Liabilities    13
                  Portfolios of Investments in Securities:
                    California Bond Fund                    15
                    California Money Market Fund            18
                  Notes to Portfolios of Investments        21
                  Statements of Operations                  22
                  Statements of Changes in Net Assets       23
                  Notes to Financial Statements             24

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA
California Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.

USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of September 30, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
       Investment               Inception                                       Since     7-Day     30-Day(1)
       Objective                  Date          1 yr      5 yrs     10 yrs    Inception   Simple     SEC

Capital Appreciation
Aggressive Growth                10/19/81       46.21     22.58      12.68        -          -        -
Emerging Markets(2)               11/7/94         -         -          -        (.60)        -        -
Gold(2)                           8/15/84       (9.21)     2.95       4.46        -          -        -
Growth                             4/5/71       18.48     16.12      13.22        -          -        -
Growth & Income                    6/1/93       23.46       -          -        12.88        -        -
International(2)                  7/11/88        1.58     13.34        -         9.56        -        -
World Growth(2)                   10/1/92        6.47       -          -        12.43        -        -


Asset Allocation
Balanced Strategy                  9/1/95         -         -          -          .40        -        -
Cornerstone Strategy(2)#          8/15/84      10.89      11.97      12.98        -          -        -
Growth and Tax Strategy**#        1/11/89      13.86      10.20        -         9.35        -       3.75
Growth Strategy(2)                 9/1/95         -         -          -          .30        -        -
Income Strategy                    9/1/95         -         -          -         1.50        -        -


Income - Taxable
GNMA                               2/1/91       12.56       -          -         8.18        -       6.82
Income                             3/4/74       18.64     10.98      10.47        -          -       6.61
Income Stock                       5/4/87       20.54     15.74        -        11.95        -        -
Short-Term Bond                    6/1/93        9.37       -          -         5.15        -       6.58


Income - Tax Exempt
Long-Term(3)**                    3/19/82        9.83      8.25       8.92        -          -       5.73
Intermediate-Term(3)**            3/19/82        9.76      8.14       8.23        -          -       5.15
Short-Term(3)**                   3/19/82        6.41      5.65       5.94        -          -       4.33
California Bond(3)**               8/1/89       11.24      8.28        -         7.39        -       5.75
Florida Tax-Free Income(3)**      10/1/93        9.67       -          -         1.17        -       5.71
New York Bond(3)**               10/15/90        9.71       -          -         8.68        -       5.65
Texas Tax-Free Income(3)**         8/1/94       13.26       -          -         9.80        -       5.61
Virginia Bond(3)**               10/15/90       10.51       -          -         8.38        -       5.72


Money Market
Money Market(4)                    2/2/81        5.67      4.65       6.01        -         5.56      -
Tax Exempt Money Market(3),(4)**   2/6/84        3.57      3.45       4.40        -         3.89      -
Treasury Money Market Trust(4)     2/1/91        5.42       -          -         4.09       5.35      -
California Money Market(3),(4)**   8/1/89        3.53      3.27        -         3.70       3.79      -
Florida Tax-Free Money
             Market(3),(4)**      10/1/93        3.45       -          -         2.81      3.67       -
New York Money Market(3),(4)**   10/15/90        3.42       -          -         3.01      3.89       -
Texas Tax-Free Money
             Market(3),(4)**       8/1/94        3.46       -          -         3.33      3.57       -
Virginia Money Market(3),(4)**   10/15/90        3.44       -          -         3.19      3.62       -


(1)  Calculated as prescribed by the Securities and Exchange Commission.
(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
**   IRAs are not available for tax-exempt funds. The Growth and Tax
     Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.
# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message from the President

[Photograph of Michael J.C. Roth, CFA, President and Vice Chairman of the Board appears here]

In September I attended an Investment Company Institute conference for mutual fund directors. It was in Washington D.C., and the speakers included a current member of the House and a former senator. Both delivered similar messages: Expect a reform of the tax system.

This news is not a surprise to tax-exempt fund investors. As I pointed out in a letter earlier this year, the tax-exempt bond market has spent much of 1995 adjusting to the expectation of lower tax rates. It has done this by narrowing the difference in yields between taxable and tax-exempt bonds. This adjustment has been well masked by the very handsome total returns in tax-exempt bonds this year. The portfolio managers will give you details in their reports.


                   "We will always remember that you are
                       the reason we are in business."



I wish I could give you simple guidance on where to go from here, but I cannot. In fact, one of the most difficult questions in reforming the tax system will be how to approach the tax-exempt bond market. It is not only important to you, the investor, but also to the state and local entities that borrow your money through these bonds.

Do we suddenly, in one fell swoop, dramatically raise their cost of borrowing? If we do, current owners of bonds will be hurt, but so will everyone who pays taxes in states and cities. Those borrowers will need more revenue to pay interest on their bonds. Therefore, a radical reform might lower federal taxes, but raise state and local taxes. I do not think this is a desirable or desired outcome. It certainly is not a simple problem to solve.

I do not believe that any major change will take place until after the next national election. At this uncertain time I will make this pledge to you:

     We will watch the tax reform situation very closely.
     Our guidance to you will keep your interests uppermost.
     We will always remember that you are the reason we are in business.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

Investment Review

California Bond Fund

OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

Types of Investments: Invests primarily in long-term investment grade California tax-exempt securities.
                                                    3/31/95          9/30/95
Net Assets                                      $372.9 Million   $395.2 Million
Net Asset Value Per Share                           $10.10           $10.33

Average Annual Total Returns as of 9/30/95
March 31, 1995 to September 30, 1995                                  5.31%**
1 Year                                                               11.24%
5 Years                                                               8.28%
Since inception on August 1, 1989                                     7.39%

**Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on September 30, 1995                                5.75%*
* Calculated as prescribed by the Securities and Exchange Commission.


[A graph is shown here which is a comparison of the change in value of a $10,000 investment for the peirod of 8/1/89 to 9/30/95, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index              $16,119
USAA California Bond Fund                      15,534]


The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of Robert R. Pariseau, CFA, Portfolio Manager appears here]


The Municipal Market

Compared to the roller-coaster ride last fall, the last six months have been pretty tame. The yield on the Bond Buyer 40 Bond Index traded in a narrow range from 6.00% to 6.35%. Last October it was quite different when the Bond Buyer Index increased .80% to 7.40% within a month, then fell a full 1.0% by March 1995, as the economy peaked, then decelerated. Confident that inflation was in check, Chairman Greenspan lowered the federal funds rate by .25% on July 6, 1995 - the first cut in nearly three years - as the Federal Reserve Board successfully engineered the economy's "soft landing."

In this favorable environment, your fund's net asset value (NAV) per share rose $.23 to $10.33, or 2.28%, since March 31, 1995. The Fund's performance compared very favorably to its peer group. For the past six months, the Fund's annualized dividend yield(1) was 5.81% compared to the Lipper's California Municipal Debt Funds average of 5.23%.(2) For the same period, the Fund's total return(3) was 5.31%, compared to the California Debt Funds average of 4.20%.

[A graph is shown here comparing the 12-month dividend yield of the USAA California Bond Fund and the Lipper California Municipal Debt Funds Average from 9/30/91 to 9/30/95. The vertical axis shows the yield and the horizontal axis shows the time period. The values are:

USAA Calif.
Bond Fund            6.53        6.10         5.41          5.84       5.80

Lipper. Calif.
Muni. Debt
Funds Avg.           6.39        6.04         5.35          5.70       5.29]


The Lipper California Municipal Debt Funds average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. Lipper calculations do not include the effects of sales charges. The graph represents data from 9/30/91 to 9/30/95.

A tax-exempt mutual fund may provide more income after taxes than a fully taxable mutual fund. The table below compares the yield of the USAA California Bond Fund with a taxable equivalent investment.(4)

  To match the California Bond Fund's closing 30-Day SEC yield of 5.75% and:
                                       Assuming a Marginal Federal Tax Rate of:
                                            28%      31%       36%    39.6%
                                       Assuming a California State Tax Rate of:
                                          9.30%    9.30%    10.00%   10.00%
     A Fully Taxable Investment Must Pay: 8.80%    9.19%     9.98%   10.58%


Strategy & Outlook
As the yield curve steepened, the best market values were 25-year maturities and longer, as evidenced by the particularly wide spread between interest rates for the 15- and 25-year maturities. I pursue a strategy to maximize tax-exempt interest because, over the long run, shareholders of tax-exempt fundsreceive the greatest portion of their total return from interest. Over time, the increased yield from longer maturities offsets the increased sensitivity of market value to changes in interest rates, so this policy rewards long-term investors.

A manager who concentrates exclusively on total return must correctly and consistently time the market. At USAA IMCO, we strongly believe that no one can accurately predict the future course of interest rates. More often than not, managing by a total-return strategy results in higher taxable capital gains and trading costs and lower tax-exempt income. Although my primary focus is on tax-exempt distributions, I do pay attention to total return.
For example, if interest rates should increase dramatically, I would position the Fund more defensively by buying shorter-maturity and higher-coupon bonds.

Purchase Criteria
Before buying a new security, our experienced municipal analysts conduct an independent, bottom-up, credit analysis. In their critical judgement, the bond must be investment grade, standing on its own fundamental merits without relying on good fortune or municipal bond insurance. In the past this disciplined approach has kept us clear of situations like the Orange County bankruptcy.

The California Economy
The Golden State is on the rebound. Employment, personal income and nonresidential construction all showed continued improvement. Even manufacturing employment is now slowly growing as the high-technology industry is expanding and defense-related jobs are stabilizing. Residential housing is quite soft but low mortgage rates and recovering employment should eventually trigger a recovery in this sector.

For three years the legislature has generated a balanced state budget based on conservative economic assumptions. The state budget appears on track for this fiscal year. Although structural imbalances remain, I am now more confident in the credit standing of direct state obligations. I am still very cautious concerning most counties and municipal lease obligations that rely on annual appropriations or are subject to abatement.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

(2) Source: Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

(3) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions.

(4) This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

See page 15 for a complete listing of the Portfolio of Investments in Securities.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1995 for the California Bond Fund to be: AAA - 30%, AA - 22%, A - 24%, BBB - 22% and Cash Equivalents - 2%.]

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service. Unrated securities that have been determined by USAA Investment Management Company to be of equivalent investment quality to category BBB account for .7% of the Fund's investments.

Investment Review
California Money Market Fund

OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, while preserving capital and maintaining liquidity.

Types of Investments: High quality California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                                                   3/31/95          9/30/95
Net Assets                                     $266.8 Million   $274.7 Million
Net Asset Value Per Share                          $1.00            $1.00

Average Annual Total Returns as of 9/30/95
March 31, 1995 to September 30, 1995                                1.82%**
1 Year                                                              3.53%
5 Years                                                             3.27%
Since inception on August 1, 1989                                   3.70%

**Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

7-Day Simple Yield on September 30, 1995                            3.79%



[A graph is shown here comparing the 7-day yield of the USAA California Money Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free):
California from 9/94 to 9/95. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 9/25/95, for the USAA California Money Market Fund is 3.72% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free): California is 3.33%.]


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/ Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free):
California Money Funds, an average of all major money market fund yields.

Message from the Manager

[Photograph of Pamela K. Bledsoe, CFA, Portfolio Manager appears here]

Economic Volatility in the Market

Contrary to the long-term bond market, the money market continues to experience a roller-coaster ride. Since March, the yield on the Tax Exempt Note Rate (TENR)(1) has traded from a high of 4.75% in May to a low of 2.65% in early June. These ups and downs have been driven by mixed economic data, supply and demand factors and credit risk. The Federal Reserve (Fed) uses economic data such as unemployment levels, retail sales and new housing starts to make interest rate decisions. On July 6, 1995, the Fed reduced interest rates .25% after raising interest rates seven times during 1994 and 1995. This reduction was spurred by easing inflationary pressures and the Fed's desire to keep the economy strong enough to avoid a recession. In anticipation of this activity, I extended the Fund's maturity to lock in the higher rates and will try to continue to do so as I expect rates to be in a generally downward trend.

Economic volatility is intensified by the short-term market's sensitivity to supply and demand factors, especially during the months of January, April, May, June, July, and December. Yields on variable-rate money market instruments typically rise in April and May as the need to cover tax payments creates an excess of bonds in the market. This situation reverses itself in the first weeks of June, July, December, and January since excess cash that needs to be invested creates a shortage of bonds leading to a sharp decline in yields. To minimize the impact of this phenomenon, I aggressively manage our variable rate demand notes (VRDNs)(2) to pursue top performance in this segment of the portfolio.

Credit risk, the relationship between market value and the likelihood of receiving payment at maturity, has also added to the volatility in the municipal note market. Our own research staff has proven invaluable in making credit-quality determinations. We'll continue to carefully evaluate credit risk to determine if a security is appropriate for this fund.

Outlook
California continues its slow recovery from its longest recession since the Great Depression. The state's economy remains fragile as the ongoing effects of cutbacks in defense spending, softness in housing construction, and excess commercial real estate impedes California's participation in a growing national economy. Deficits which accumulated during California's 1989-1992 recession continued to go unpaid. The state legislature took dramatic steps to eliminate the deficits by the end of the 1995-96 fiscal year. If successful, the legislature's efforts will greatly improve the state's credit quality, leading to increased financial flexibility.

As reported before, no USAA IMCO mutual fund held any security involved in the Orange County bankruptcy. However, we'll continue to monitor the county's recovery plan because of the credit implications it has on municipal debt obligations. Our credit analysts provide continuing research to avoid situations like Orange County, while still finding value in the marketplace.

While Orange County and California are taking positive steps to improve their financial positions, we believe their recoveries will proceed at a slow pace. As a result, our longer-term holdings in the Fund will be focused primarily at the local level including cities, schools, and community college districts.

(1) Tax Exempt Note Rate (TENR): A general market "AAA" weekly index as determined by Bankers Trust.

(2) Variable rate demand note (VRDN): A note representing borrowings that is payable on demand and that bears interest tied to a money market rate.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

See page 18 for a complete listing of the Portfolio of Investments in Securities.


[a graph is here showing the growth of $10,000, from 8/1/89 to 9/30/95, invested in the USAA California Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $12,512.]


Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown by Fund for proposal (2) and by aggregate for the entire USAA Tax Exempt Fund, Inc. (the Company) for proposals (1) and (3).

(1) Proposal to elect a Board of Directors as follows:
                                           Votes             Votes
          Director                          For             Withheld
          --------                         -----            --------

     Hansford T. Johnson               1,263,957,222       40,330,706
     Michael J.C. Roth                 1,262,975,844       41,312,084
     John W. Saunders, Jr.             1,263,409,381       40,878,547
     George E. Brown                   1,250,233,665       54,054,263
     Howard L. Freeman, Jr.            1,259,213,299       45,074,629
     Richard A. Zucker                 1,252,694,421       51,593,507
     Barbara B. Dreeben                1,242,417,451       61,870,477

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office will terminate on December 31, 1995.

(2) Proposals to reclassify, amend or eliminate certain investment restrictions as follows:

Proposal to reclassify the investment restriction on illiquid securities from fundamental to non-fundamental and amend the restriction to permit investments in illiquid securities, including repurchase agreements maturing in more than seven days, to no more than the following:

                                             Number of Shares Voting
                                          For          Against        Abstain
15% of the value of the California Bond
     Fund's net assets                22,084,223      1,891,123      1,317,955
10% of the value of the California Money Market
     Fund's net assets               115,779,068     27,666,403      8,666,948

Proposal to amend the restriction that a Fund may not underwrite any issue of securities to state that a Fund may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

California Bond Fund                  22,143,162      1,769,899      1,380,240
California Money Market Fund         115,215,942     27,705,349      9,191,128

Proposal to amend the restriction relating to borrowing to allow a Fund to borrow an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes.

California Bond Fund                  21,418,997      2,505,324      1,368,980
California Money Market Fund         111,820,706     32,139,277      8,152,437

Proposal to amend the restriction relating to lending portfolio securities to permit a Fund to lend up to 1/3 of its total assets to other parties.

California Bond Fund                  21,509,116      2,425,958      1,358,227
California Money Market Fund         112,625,681     30,443,767      9,042,971

(3) Proposal to ratify or reject the selection by the Board of Directors of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending March 31, 1996.

                                   1,220,377,387     32,420,032     51,490,499

Statements of Assets and Liabilities
(In Thousands)

September 30, 1995
(Unaudited)

                                                                       California
                                                           California  Money Market
                                                            Bond Fund      Fund
                                                           ----------  ------------

Assets
  Investments in securities, at market value
    (identified cost of $373,040 and $271,953, respectively) $389,381  $271,953
  Cash                                                            301     1,116
  Receivables:
    Capital shares sold                                            42       289
    Interest                                                    6,210     2,077
                                                              -------   -------
      Total assets                                            395,934   275,435
                                                              -------   -------
Liabilities
  Capital shares redeemed                                          40       578
  USAA Investment Management Company                              104        73
  USAA Transfer Agency Company                                     20        17
  Accounts payable and accrued expenses                            52        52
  Dividends on capital shares                                     537        57
                                                              -------   -------
    Total liabilities                                             753       777
                                                              -------   -------
      Net assets applicable to capital shares outstanding    $395,181  $274,658
                                                              =======   =======
Represented by:
  Paid-in capital                                            $388,486  $274,658
  Accumulated net realized loss on investments                 (9,646)     -
  Net unrealized appreciation of investments                   16,341      -
                                                              -------   -------
      Net assets applicable to capital shares outstanding    $395,181  $274,658
                                                              =======   =======
  Capital shares outstanding                                   38,272   274,658
                                                              =======   =======
  Net asset value, redemption price, and offering price per  $  10.33  $   1.00
    share                                                     =======   =======

See accompanying notes to financial statements.



Categories & Definitions

Portfolios of Investments in Securities

September 30, 1995
(Unaudited)

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the VRDN's effective maturity is the longer of the next put date or the interest reset date rather than the final maturity. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.

California Bond Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)

Principal                                         Coupon     Final      Market
 Amount               Security                     Rate     Maturity     Value
---------             --------                    ------    --------    ------

                      Fixed Rate Instruments (96.3%)
          California (93.8%)
$ 5,270   Alameda Housing Auth. MFH RB, Series     7.50%    2/20/31     $ 5,442
            1989A
 10,000   Big Bear Lake Water RB (CRE)             6.38     4/01/22      10,287
 10,000   Castaic Union School District GO,
          Series 1993B (CRE)                       6.25(b) 11/01/19       2,305
  7,100   Central Valley Financing Auth. RB        6.10     7/01/13       6,956
  7,175   Contra Costa Water District RB,
            Series D (CRE)                         6.38    10/01/22       7,365
          Department of Water Resources RB,
  3,000     Series J-2                             6.00    12/01/20       2,980
 11,000     Series K                               6.00    12/01/21      10,913
          Educational Facilities Auth. RB,
  9,500     Series 1991 (CRE)                      7.15     5/01/21(a)   10,877
  5,000     Series 1992                            6.00     2/15/17       5,022
  1,775     Series 1992                            6.88     9/01/22       1,866
  8,990     Series 1992                            6.50    10/01/22       9,255
  9,000     Series 1994 (CRE)                      6.20     5/01/21       9,055
  8,015     Series 1995                            6.00    10/01/25       7,798
  2,480   Fresno COP                               8.50     5/01/16       2,555
          Health Facilities Financing Auth. RB,
  8,000     Series 1990                            7.50    10/01/10       8,845
  6,500     Series 1990A (CRE)                     7.70     9/01/10       7,183
 35,000     Series 1990A                           6.50    12/01/20      35,758
 11,500     Series 1991 (CRE)                      6.75     6/01/21      11,746
  3,175     Series 1992A (CRE)                     6.38    10/01/22       3,237
  2,000     Series 1994                            6.50     9/01/14       2,036
  5,000     Series 1994A                           6.63     7/01/18       5,100
          Housing Finance Agency Home Mortgage RB,
  1,155     Series 1988F                           7.88     8/01/19       1,186
 10,645     Series 1991F                           6.85     8/01/17      11,134
  6,000     Series 1994A                           6.55     8/01/26       6,187
  5,455   Imperial Beach MFH RB, Series 1995A      6.45     9/01/25       5,550
 12,500   Imperial Irrigation District COP (CRE)   6.00    11/01/15      12,441
 17,000   Modesto Irrigation District RB,
            Series 1992A (CRE)                     6.13     9/01/19      17,155
  7,575   Mojave Water Agency Improvement District
            GO                                     6.60     9/01/22       7,716
 13,315   Pleasanton Joint Powers Financing Auth.
            RB, Series 1993A                       6.15     9/02/12      13,135
  4,500   Sacramento Cogeneration Auth. RB,
            Series 1995                            6.50     7/01/21       4,536
  6,130   Sacramento Municipal Utility District
            Electric RB, Series 1987R              6.00     2/01/15       5,986
  7,040   San Diego MFH RB, Series 1995A           6.45     5/01/25       7,143
  3,330   San Joaquin Hills Transportation RB      7.20(b)  1/01/14         966
 10,435   San Joaquin Hills Transportation RB      7.19(b)  1/01/16       2,607
 20,000   San Joaquin Hills Transportation RB      7.50(b)  1/01/22       3,296
 13,500   San Joaquin Hills Transportation RB      6.75     1/01/32      13,637
 40,900   San Joaquin Hills Transportation RB      5.00     1/01/33      32,329
 11,320   San Mateo Sewer RB, Series 1992 (CRE)    6.30     8/01/17      11,595
 12,455   Southern California Public Power Auth.
            RB, Series 1989 (CRE)                  6.00     7/01/18      12,122
  5,000   Tahoe Truckee Unified School District
            GO, Series 1993A (CRE)                 6.00     9/01/17       5,022
 11,005   Turlock Irrigation District RB,
            Series 1992A (CRE)                     6.25     1/01/12      11,592
 12,000   Univ. of California RB, Series 1991A     6.88     9/01/16(a)   13,775
  5,000   Watsonville Insured Hospital RB,
            Series 1995A (CRE)                     6.35     7/01/24       4,909

          Puerto Rico (2.5%)
 10,000   Electric Power Auth. RB, Series X        6.13     7/01/21      10,028
                                                                        -------
          Total fixed rate instruments (cost: $364,292)                 380,628
                                                                        -------

                               Put Bonds (0.5%)

          California
  1,940   Housing Finance Agency MFH RB,
            Series 1985A (CRE)                     9.25     2/01/11       1,953
                                                                        -------
          Total put bonds (cost: $1,948)                                  1,953
                                                                        -------
                         Variable Rate Demand Notes (1.7%)

          California
    100   Fontana COP, Series 1991 (CRE)           4.70     7/01/21         100
  3,200   Foothill/Eastern Transportation Corridor
            Agency RB, Series 1995D (CRE)          4.25     1/02/35       3,200
    400   Richmond Joint Powers Financing Auth. Lease
            RB, Series 1994 (CRE)                  4.75     9/01/04         400
          Statewide Communities Development Auth. COP,
  2,700     Series 1992 (CRE)                      4.40    12/01/22       2,700
    300     Series 1993A (CRE)                     4.75    12/01/18         300
    100   Victor Elementary School District COP
             (CRE)                                 4.40     5/01/18         100
                                                                        -------
          Total variable rate demand notes (cost: $6,800)                 6,800
                                                                        -------
          Total investments (cost: $373,040)                           $389,381
                                                                        =======

                               Portfolio Summary By Industry
                               -----------------------------


                     Electric Power                               16.1%
                     Hospitals                                    15.2
                     Toll Roads                                   14.2
                     Water Utilities                              12.3
                     Education                                     8.4
                     Escrowed Securities                           6.2
                     Multi-Family Housing                          5.1
                     Single-Family Housing                         4.7
                     Nursing Care                                  4.2
                     General Obligations                           3.8
                     Special Assessment/Tax/Fee                    3.4
                     Sewer                                         2.9
                     Healthcare -- Miscellaneous                   1.3
                     Other                                          .7
                                                                  ----
                     Total                                        98.5%
                                                                  ====

California Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)

Principal                                         Coupon     Final      Market
 Amount               Security                     Rate     Maturity     Value
---------             --------                    ------    --------    ------

                        Variable Rate Demand Notes (51.7%)
          California
$ 5,300   Auburn Union School District COP,
            Series 1993 (CRE)                       4.50%   12/01/21     $ 5,300
  3,100   Azusa MFH RB, Series 1994 (CRE)           4.85     7/15/15       3,100
  5,900   Fontana COP, Series 1991 (CRE)            4.70     7/01/21       5,900
    100   Foothill/Eastern Transportation
            Corridor Agency RB, Series 1995D (CRE)  4.25     1/02/35         100
  5,000   Huntington Beach MFH RB, Series 1985A
            (CRE)                                   4.00     2/01/10       5,000
 15,000   Kern Community College District COP,
            Series 1995 (CRE)                       4.50     1/01/25      15,000
  7,470   Livermore MFH RB, Series 1992A (CRE)      4.40    12/01/22       7,470
  5,000   Loma Linda Water RB, Series 1995 (CRE)    4.50     6/01/25       5,000
  1,200   Merced IDA RB, Series 1989 (CRE)          4.45    12/01/97       1,200
  4,500   Monrovia Redevelopment Agency COP,
            Series 1984 (CRE)                       4.00    12/01/14       4,500
          Orange County Apartment Development RB,
 11,500     Series 1984D (CRE)                      4.78     8/01/19      11,500
  3,100     Series 1985Z (CRE)                      4.50    11/01/07       3,100
 19,450     Series 1992B (CRE)                      4.90    11/01/05      19,450
  4,000     Series 1992D (CRE)                      4.30    12/01/06       4,000
  2,500   Pollution Control Financing Auth. PCRB,
            Series 1985 (CRE)                       4.78    12/01/00       2,500
  2,645   Porterville Union High School District
            COP (CRE)                               4.45     5/01/19       2,645
  2,600   Richmond Joint Powers Financing Auth.
            Lease RB, Series 1994 (CRE)             4.75     9/01/04       2,600
  3,190   Riverside County Housing Auth. MFH RB,
            Series 1986F (CRE)                      4.45    12/01/16       3,190
  2,500   San Bernardino County Housing Auth.
            MFH RB, Series 1985B (CRE)              5.03     6/01/05       2,500(c)
  5,325   San Bernardino IDA RB, Series 1992 (CRE)  4.50     2/01/12       5,325
 12,300   San Diego MFH RB, Series 1993A (CRE)      4.65    12/01/15      12,300
  1,545   San Jose Financing Auth. Lease RB,
            Series 1995B (CRE)                      4.35    12/01/25       1,545
  7,310   Statewide Communities Development Auth.
            Apartment Development RB,
            Series 1995D (CRE)                      4.75    12/01/22       7,310
          Statewide Communities Development Auth. COP,
  4,225     Institute for Defense Analysis (CRE)    4.45    11/01/22       4,225
  1,300     Series 1992 (CRE)                       4.40    12/01/22       1,300
    345     Series 1993A (CRE)                      4.75    12/01/18         345
  5,585   Victor Elementary School District COP
            (CRE)                                   4.40     5/01/18       5,585
                                                                         -------
          Total variable rate demand notes (cost: $141,990)              141,990
                                                                         -------

                             Put Bonds (17.0%)
          California
 13,000   Irvine Assessment District #85-7 CP (CRE) 3.90     9/02/11      13,000
          Pollution Control Financing Auth. PCRB,
  2,660     Series 1984                             4.50     5/15/02       2,664
  5,260     Series 1984B                            4.25     6/15/05       5,265
  4,000     Series 1988D (CRE)                      3.60    11/01/08       4,000
  9,000     Series 1988E (CRE)                      4.15    12/01/08       9,000
 12,700   Public Capital Improvement Finance Auth.
            RB, Series 1988C (CRE)                  3.80     6/01/28      12,700
                                                                         -------
          Total put bonds (cost: $46,629)                                 46,629
                                                                         -------

                                Fixed Rate Instruments (30.3%)

          California
  3,230   Community College Financing Auth. TRAN,
            Series 1995B                            5.00     8/30/96       3,244
  8,500   Del Mar Race Track Auth. BAN,
            Series 1993 (CRE)                       3.70    10/19/95       8,500
          Department of Water Resources CP Notes,
  4,400     Series 1                                3.95    10/04/95       4,400
  4,818     Series 1                                3.95    10/06/95       4,818
  2,137     Series 1                                3.70    11/07/95       2,137
  8,500   Los Angeles County Metropolitian
            Transportation Auth. Bonds,
            Series 1995A (CRE)                      3.75    10/31/95       8,500
  5,000   Millbrae Elementary School District TRAN  4.75     7/05/96       5,023
  4,000   Pasadena TRAN, Series 1994                4.75    10/27/95       4,002
 12,000   Revenue Anticipation Warrants,
            Series 1994C (CRE)                      5.75     4/25/96      12,069
 10,000   San Bernardino County TRAN,
            Series 1995-96 (CRE)                    4.50     7/05/96      10,040
  5,000   San Mateo Union High School District TRAN,
            Series 1995                             4.75     7/05/96       5,024
 10,000   San Ramon Valley Unified School District
            TRAN, Series 1994-1995                  5.25     3/13/96      10,015
  2,500   Santa Margarita Water District RB,
            Series 1985                             9.50    11/01/11(a)    2,561
  3,000   Sonoma County TRAN, Series 1994-1995      4.75    10/10/95       3,001
                                                                         -------
          Total fixed rate instruments (cost: $83,334)                    83,334
                                                                         -------
          Total investments (cost: $271,953)                            $271,953
                                                                         =======


                              Portfolio Summary By Industry
                              -----------------------------

                   Multi-Family Housing                         24.5%
                   General Obligations                          16.1
                   Special Assessment/Tax/Fee                    8.7
                   Education                                     8.5
                   Water Utilities                               6.0
                   Finance - Municipal                           5.6
                   Electric Power                                4.7
                   Retirement Homes                              4.2
                   Hotel/Motel                                   3.6
                   Leisure Time                                  3.1
                   Sales Tax Obligations                         3.1
                   Oil - International                           2.9
                   Buildings                                     2.2
                   Specialized Services                          1.5
                   Other                                         4.3
                                                                ----
                   Total                                        99.0%
                                                                ====

Notes to Portfolios of Investments
(In Thousands)

September 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations
     BAN  Bond Anticipation Note
     COP  Certificate of Participation
     CP   Commercial Paper
     CRE  Credit Enhanced
     GO   General Obligation
     IDA  Industrial Development Authority/Agency
     MFH  Multi-Family Housing
     PCRB Pollution Control Revenue Bond
     RB   Revenue Bond
     TRAN Tax Revenue Anticipation Note

Specific Notes
(a)  Pre-refunded to various dates prior to maturity at the call price.
(b) Zero Coupon security. Rate represents the effective yield at date of purchase.
(c) This security was purchased within the terms of a private placement memorandum and is subject to a seven day demand feature. Under procedures adopted by the Board of Directors, the adviser has determined that this security is liquid. At September 30, 1995, this security represented .9% of the California Money Market Fund's net assets.

See accompanying notes to financial statements.


Statements of Operations
(In Thousands)

Six-month period ended September 30, 1995
(Unaudited)

                                                                  California
                                                  California     Money Market
                                                   Bond Fund         Fund
                                                  ----------     ------------

Net investment income:
  Interest income                                   $12,111         $ 5,544
                                                     ------          ------
   Expenses:
     Management fees                                    623             438
     Transfer agent's fees                              117              99
     Custodian's fees                                    41              47
     Postage                                             11              15
     Shareholder reporting fees                           5               9
     Directors' fees                                      1               1
     Registration fees                                    -               1
     Audit fees                                          14              14
     Legal fees                                           5               5
     Other                                                7               5
                                                     ------          ------
       Total expenses                                   824             634
                                                     ------          ------
         Net investment income                       11,287           4,910
                                                     ------          ------
Net realized and unrealized gain on investments:
  Net realized gain                                   1,356              -
  Change in net unrealized appreciation/depreciation  7,111              -
                                                     ------          ------
    Net realized and unrealized gain                  8,467              -
                                                     ------          ------
Increase in net assets resulting from operations    $19,754         $ 4,910
                                                     ======          ======

See accompanying notes to financial statements.



Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1995 and Year ended March 31, 1995 (Unaudited)

                                                                        California
                                                     California             Money
                                                     Bond Fund            Market Fund
                                                     ----------           -----------
                                                  9/30/95   3/31/95    9/30/95    3/31/95

From operations:
  Net investment income                           $ 11,287  $ 21,989  $  4,910   $  7,398
  Net realized gain (loss) on investments            1,356    (7,665)      -          -
  Change in net unrealized appreciation/
    depreciation of investments                      7,111     8,457       -          -
                                                   -------   -------   -------    -------
    Increase in net assets resulting from
      operations                                    19,754    22,781     4,910      7,398
                                                   -------    ------   -------    -------
Distributions to shareholders from:
  Net investment income                            (11,287)  (21,989)   (4,910)    (7,398)
                                                   -------   -------    ------    -------
From capital share transactions:
  Shares sold                                       33,824    68,957   120,144    274,440
  Shares issued for dividends reinvested             8,007    15,794     4,518      6,718
  Shares redeemed                                  (27,994)  (95,432) (116,768)  (261,697)
                                                   -------   -------   -------    -------
    Increase (decrease) in net assets from
      capital share transactions                    13,837   (10,681)    7,894     19,461
                                                   -------   -------   -------    -------
Net increase (decrease) in net assets               22,304    (9,889)    7,894     19,461
Net assets:
  Beginning of period                              372,877   382,766   266,764    247,303
                                                   -------   -------   -------    -------
  End of period                                   $395,181  $372,877  $274,658   $266,764
                                                   =======   =======   =======    =======
Change in shares outstanding:
  Shares sold                                        3,302     6,982   120,144    274,440
  Shares issued for dividends reinvested               781     1,604     4,518      6,718
  Shares redeemed                                   (2,730)   (9,826) (116,768)  (261,697)
                                                   -------   -------   -------    -------
    Increase (decrease) in shares outstanding        1,353    (1,240)    7,894     19,461
                                                   =======   =======   =======    =======
Authorized shares of $.01 par value                 50,000    50,000   425,000    425,000
                                                   =======   =======   =======    =======

See accompanying notes to financial statements.

Notes to Financial Statements
(In Thousands)

September 30, 1995
(Unaudited)

(1) Summary of Significant Accounting Policies
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the California Bond Fund and California Money Market Fund (the Funds).

A. Security valuation - Investments in the California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.
Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Securities and Exchange Commission, all securities in the California Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in California municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

(2) Line of Credit
The Funds participate with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996 for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, each Fund may borrow amounts not to exceed 10% of the value of its total assets. All borrowings must be repaid before additional investments are made. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Funds had no borrowings under this Agreement during the six-month period ended September 30, 1995.

(3) Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1995. Distributions of realized gains from security transactions not offset by capital losses are generally made in the succeeding fiscal year. At September 30, 1995, the California Bond Fund had a capital loss carryover of approximately $9,646 which will expire in or before 2004. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1995 for the California Bond Fund were $60,418 and $53,336, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1995 for the California Money Market Fund were $413,076 and $398,711, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1995 for the California Bond Fund was $16,432 and $91, respectively.

(5) Transactions with Manager
A. Management fees - The investment policy of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000, .40% of that portion over $50,000 but not over $100,000, and .30% of that portion over $100,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Company. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



             Net Asset              Net Realized   Distributions
Fiscal       Value at       Net         and          From Net    Distributions
Year         Beginning   Investment  Unrealized     Investment    of Realized
Ended        Of Period     Income    Gain (Loss)      Income     Capital Gains
                ($)         ($)           ($)            ($)            ($)

California Bond Fund:
March 31, 1991    9.75        .66          .23           (.66)            -
          1992    9.98        .66          .27           (.66)            -
          1993   10.25        .62          .62           (.62)          (.12)
          1994   10.75        .59         (.52)          (.59)          (.20)
          1995   10.03        .59          .07           (.59)            -
          1996** 10.10        .30          .23           (.30)            -

California Money Market Fund:
March 31, 1991    1.00        .05           -            (.05)            -
          1992    1.00        .04           -            (.04)            -
          1993    1.00        .03           -            (.03)            -
          1994    1.00        .02           -            (.02)            -
          1995    1.00        .03           -            (.03)            -
          1996**  1.00        .02           -            (.02)            -


                                                                            Ratio of Net
                 Net Asset                                   Ratio of        Investment
Fiscal            Value At                    Net Assets     Expenses          Income
 Year               End            Total       At End      To Average       To Average     Portfolio
  End            of Period         Return      of Period     Net Assets      Net Assets     Turnover
                    ($)             (%)*        ($000)          (%)             (%)           (%)

California Bond Fund:
March 31, 1991      9.98           9.46         192,344        .50(a)         6.73(a)       72.67
          1992     10.25           9.52         305,834        .48            6.44          50.61
          1993     10.75          12.56         386,933        .46            5.94          86.53
          1994     10.03            .31         382,766        .44            5.40         102.85
          1995     10.10           6.89         372,877        .44            5.98          68.57
          1996**   10.33           5.31         395,181        .43(b)         5.85(b)       14.16(c)


California Money Market Fund:
March 31, 1991      1.00           5.44         197,254        .50(a)         5.26(a)         -
          1992      1.00           4.03         229,328        .50            3.94            -
          1993      1.00           2.66         219,097        .50            2.63            -
          1994      1.00           2.22         247,303        .49            2.19            -
          1995      1.00           2.94         266,764        .47            2.91            -
          1996**    1.00           1.82         274,658        .47(b)         3.62(b)         -


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Funds' ratios would have been:

                                        Ratio of        Ratio of Net
                                        Expenses      Investment Income
                                       to Average        to Average
                                       Net Assets        Net Assets
                                          (%)               (%)
California Bond Fund:
March 31, 1991                             .54              6.69
California Money Market Fund:
March 31, 1991                             .55              5.21

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Effective September 30, 1995, the portfolio turnover rate has been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year. Had these securities been excluded for March 31, 1995, the portfolio turnover rate for the California Bond Fund would have been 28.86%.

*Assumes reinvestment of all dividend income and capital gains distributions during the period.

**For the six-month period ended September 30, 1995.